Prospectus Supplement                                   202099  04/03
dated April 30, 2003 to:

PUTNAM INTERNATIONAL GROWTH FUND
Class A and Class Y prospectuses dated October 30, 2002

Effective April 30, 2003, the fund will be changing its name to Putnam International Equity Fund.

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The following paragraph is added to the end of "Who manages the fund?":

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

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The following paragraph is added to the end of "How do I buy fund shares?":

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing shareholder servicing and distribution (12b-1) payments to dealers who sell shares of the fund. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.